SMC Global Securities Limited

Index to Condensed Consolidated Financial Statements

Pages

Statements of Income

2

Balance Sheets

4

Statements of Cash Flows

6

Statements of Changes in Shareholders’ Equity

8

Notes to Financial Statements

9

SMC Global Securities Limited

Condensed Consolidated Statements of Income

(Unaudited)

For the quarter ended September 30,

2009

2010

2010

(```` in thousands, except per share data)

Convenience

translation

into US$

Revenues:

Commission income

371,989

397,823

8,928

Proprietary trading,  net

287,039

217,457

4,880

Distribution income, net

10,409

17,642

396

Interest and dividends

64,588

67,104

1,506

Other income

8,208

35,873

805

Total revenues

742,233

735,899

16,515

Expenses:

Exchange,  clearing and brokerage fees

326,194

283,867

6,370

Employee compensation and benefits

213,835

292,233

6,558

Information and communication

24,157

30,939

694

Advertisement expenses

19,056

24,855

558

Depreciation and amortization

30,911

35,219

790

Interest expense

30,616

44,876

1,007

General and administrative expenses

87,646

96,681

2,170

Total expenses

732,415

808,670

18,147

Earnings before income taxes

9,818

(72,771)

(1,632)

Income taxes

4,531

(21,373)

(480)

Earnings after income taxes

5,287

(51,398)

(1,152)

Share in profits of equity investee

(470)

194

4

Earnings before extraordinary gain

4,817

(51,204)

(1,148)

Extraordinary gain

-

-

-

Non Controlling Interest

(3,388)

(15,471)

(347)

Net Income

8,205

(35,733)

(801)

Earnings per share:

Basic Earnings before extraordinary gain

0.79

(3.41)

(0.08)

Basic Extraordinary gain

-

-

-

Basic Net income

0.79

(3.41)

(0.08)

Weighted average number of shares used to compute basic earnings per share

10,445,815      10,478,387

10,478,387

Diluted Earnings before extraordinary gain

0.79

(3.26)

(0.07)

Diluted Extraordinary gain

-

-

-

Diluted Net income

0.79

(3.26)

(0.07)

Weighted  average  number  of  shares  used  to  compute  diluted  earnings per share

10,445,815      10,945,758

10,945,758

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Statements of Income

(Unaudited)

For the six months ended September 30,

2009

2010

2010

(```` in thousands, except per share data)

Convenience

translation

into US$

Revenues:

Commission income

669,821

778,189

17,464

Proprietary trading,  net

603,278

464,203

10,417

Distribution income, net

16,791

33,457

751

Interest and dividends

122,056

117,446

2,636

Other income

9,360

36,457

818

Total revenues

1,421,306

1,429,752

32,086

Expenses:

Exchange,  clearing and brokerage fees

640,151

545,762

12,248

Employee compensation and benefits

405,646

575,278

12,910

Information and communication

55,291

52,592

1,180

Advertisement expenses

69,239

42,675

958

Depreciation and amortization

58,217

74,430

1,670

Interest expense

47,689

74,672

1,676

General and administrative expenses

150,564

202,153

4,537

Total expenses

1,426,797

1,567,562

35,179

Earnings before income taxes

(5,491)

(137,810)

(3,093)

Income taxes

(581)

(38,862)

(872)

Earnings after income taxes

(4,910)

(98,948)

(2,221)

Share in profits of equity investee

(1,984)

(1,235)

(28)

Earnings before extraordinary gain

(6,894)

(100,183)

(2,249)

Extraordinary gain

-

-

-

Minority Interest

(2,614)

(28,249)

(634)

Net income

(4,280)

(71,934)

(1,615)

Earnings per share:

Basic Earnings before extraordinary gain

(0.66)

(6.87)

(0.15)

Basic Extraordinary gain

-

-

-

Basic Net income

(0.41)

(6.87)

(0.15)

Weighted average number of shares used to compute basic earnings per share

10,406,815      10,478,387

10,478,387

Diluted Earnings before extraordinary gain

(0.66)

(6.57)

(0.15)

Diluted Extraordinary gain

-

-

-

Diluted Net income

(0.41)

(6.57)

(0.15)

Weighted  average  number  of  shares  used  to  compute  diluted  earnings per share

10,406,815      10,945,758

10,945,758

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Balance Sheets

(Unaudited)

As of

March 31, 2010

September 30,

September 30,

(```` in thousands)

2010

2010

Convenience

translation into

US$

Assets

Cash and cash equivalents

78,447

654,399

14,686

Receivables from clearing organizations (net of allowance

for doubtful debts of ` Nil as of March 31,  2010 and ` Nil

126,462

472,575

10,605

as of September 30, 2010)

Receivables from customers (net of allowance for doubtful

debts of `  76,384 as of March 31, 2010 and ` 73,927 as of

1,275,797

1,855,907

41,650

September 30, 2010)

Due from related parties

125,697

53,636

1,204

Securities owned:

Marketable, at market value

1,751,136

1,268,727

28,472

Commodities, at market value

453,551

409,630

9,193

Derivatives assets held for trading

17,208

143,219

3,214

Investments

586,417

421,100

9,450

Deposits with clearing organizations and others

1,377,289

2,608,087

58,530

Property and equipment (net of accumulated depreciation

of ` 281,420 as of March 31, 2010 and ` 340,053 as of

375,735

339,615

7,622

September 30, 2010)

Intangible assets (net of accumulated amortization of `

79,197 as of March 31, 2010 and ` 92,160 as of September

75,082

106,836

2,398

30, 2010)

Deferred taxes, net

173,945

234,494

5,262

Other assets

1,287,778

1,825,510

40,967

Total Assets

7,704,544

10,393,735

233,253

Liabilities and Shareholder’s Equity

Payable to broker-dealers and clearing organizations

37,746

87,298

1,959

Payable to customers

1,964,270

2,606,430

58,493

Derivatives held for trading

8,652

-

-

Accounts payable, accrued expenses and other liabilities

219,160

886,995

19,906

Due to related parties

3,521

7,055

158

Overdrafts and long term debt

1,162,983

2,601,912

58,391

Total Liabilities

3,396,332

6,189,690

138,907

Commitments and contingencies (Note 23)

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Balance Sheets

(Unaudited)

As of

March 31, 2010

September 30,

September 30,

(```` in thousands)

2010

2010

Convenience

translation into

US$

Shareholders' Equity

Common Stock

104,784

104,784

2,352

(15,000,000 common stock authorized; 10,478,387 and

10,478,387 equity shares issued and outstanding as of

March 31, 2010 and September 30, 2010; par value ` 10)

Subscription received in advance

10,536

6,000

135

Additional paid in capital

2,779,175

2,779,175

62,369

Retained earnings

1,020,798

948,864

21,294

Other reserves

123,998

123,998

2,783

Accumulated other comprehensive income / (loss)

8,020

8,572

192

Total Shareholders' Equity

4,047,311

3,971,393

89,125

Non controlling interest

260,901

232,652

5,221

Total Liabilities and Shareholders' Equity

7,704,544

10,393,735

233,253

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Statements of Cash Flows

(Unaudited)

For the six months ended September 30,

2009

2010

2010

(```` in thousands)

Convenience

translation

into US$

Cash flows from operating activities

Net profit

(4,280)

(71,934)

(1,615)

Adjustments to reconcile net profit to net cash provided/

(used) in operating activities:

Depreciation and amortization

58,217

74,430

1,670

Deferred tax expense / (benefit)

(49,293)

(60,548)

(1,359)

Share of profits in equity investee and extraordinary gain

1,984

1,235

28

(Profit) / loss on sale of Property & equipment

(219)

1,155

26

(Profit) / loss on sale of Investment

-

(7,331)

(165)

Fair value (gain) / loss on investment

-

2,551

57

Fair value (gain) / loss on trading securities

16,799

(36,895)

(827)

Minority Interest

(2,614)

(28,249)

(634)

Unrealized foreign exchange (gain) / loss

-

-

-

Extraordinary gain

-

-

-

Provision for doubtful debt

5,000

-

-

Provision for gratuity

1,593

4,345

98

Changes in assets and liabilities:

Receivables from clearing organizations

343,058

(346,113)

(7,767)

Receivables from customers

606,027

(580,110)

(13,019)

Dues from related parties

57,711

72,061

1,617

Dues to related parties

(642,681)

3,534

79

Securities owned

(650,834)

519,304

11,654

Commodities

(53,111)

43,921

986

Derivatives held for trading

(142,370)

(134,663)

(3,022)

Deposits received from customers

(7,792)

-

-

Deposits with clearing organizations and others

(92,151)

(1,230,798)

(27,621)

Membership in exchanges

(2,827)

(34,935)

(784)

Other assets

(110,276)

(537,732)

(12,068)

Payable to broker-dealers and clearing organizations

64,407

49,552

1,112

Payable to customers

210,160

642,160

14,411

Accrued expenses

119,829

663,490

14,890

Net cash provided by operating activities

(273,663)

(991,570)

(22,253)

Cash flows from investing activities

Purchase of property and equipment

(136,860)

(27,289)

(612)

Purchase of investments

(585,179)

(51,648)

(1,159)

Acquisition of intangible assets

(22,020)

(9,782)

(220)

Proceeds from sale of property & equipment

1,233

794

18

Proceeds from sale of investment

-

220,511

4,949

Acquisition of business,  net of cash acquired

(47,293)

-

-

Net cash used in investing activities

(790,119)

132,586

2,976

Cash flows from financing activities

Net movement in overdrafts and long term debt

254,802

1,438,929

32,292

Movement in Minority Interest

275,091

-

-

Proceed from issue of share capital

14,862

-

-

Proceed from issue of share warrant

123,998

-

-

Foreign Exchange Currency Reserve

(7,933)

552

12

Additional paid in capital

409,172

-

-

Subscription refunded

-

(4,536)

(102)

Net cash provided by financing activities

1,069,992

1,434,945

32,202

Effect of exchange rate changes on cash and cash

equivalents

1,272

(9)

-

Net increase/(decrease) in cash and cash equivalents

during the period

7,482

575,952

12,925

Add : Balance as of beginning of the period

51,727

78,447

1,761

Balance as of end of the period

59,209

654,399

14,686

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Statements of Changes in Shareholders’ Equity

(Unaudited)

Six  months  ended September 30, 2009

Common Stock

Subscription

Additional

Retained

Other

Accumulated

Non

Total

(```` in thousands)

received in

Paid in

earnings

reserves

other

controlling

Shares

Par value

advance

Capital

comprehensive

interest

income / (loss)

Balance  as of March 31, 2009

8,992,146

89,921

-

1,999,726

746,913

-

(1,041)

36,852

2,872,371

Issue  of common share

1,486,241

14,863

6,000

409,172

-

123,998

-

-

554,033

Addition on amalgamation

-

-

-

353,953

454,020

-

-

-

807,973

Stake  dilution/acquisition in subsidiary

-

-

-

-

-

-

-

277,706

277,706

Net income  for the  period

-

-

-

-

(4,279)

-

(3,741)

(2,614)

(10,634)

Balance  as of September 30, 2009

10,478,387

104,784

6,000

2,762,851

1,196,654

123,998

(4,782)

311,944

4,501,449

Balance  as of September 30, 2009

Convenience translation into US$

2,179

125

57,452

24,884

2,578

(99)

6,486

93,605

Six  months  ended September 30, 2010

Common Stock

Subscription

Additional

Retained

Other

Accumulated

Non

Total

(```` in thousands)

received in

Paid in

earnings

reserves

other

controlling

Shares

Par value

advance

Capital

comprehensive

interest

income / (loss)

Balance  as of March 31, 2010

10,478,387

104,784

10,536

2,779,175

1,020,798

123,998

8,020

260,901

4,308,212

Subscription refunded

-

(4,536)

-

-

-

-

-

(4,536)

Net income  for the  period

-

-

-

(71,934)

-

552

(28,249)

(99,631)

Balance  as of September 30, 2010

10,478,387

104,784

6,000

2,779,175

948,864

123,998

8,572

232,652

4,204,045

Balance  as of September 30, 2010

Convenience translation into US$

2,352

135

62,369

21,294

2,783

192

5,221

94,346

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

1.     Description of Business

SMC  Global  Securities  Limited  (the “Company”  or  “SMC  Global”)  is  a limited  liability company incorporated  and  domiciled  in  India.  The  Company  is  a  trading  member  of  the  National  Stock

Exchange  of  India  Limited  (“NSE”)  in  the  capital  market  and  trading  and  clearing  member  in  the futures  and  options  market.  Further,  the  Company  is  trading  and  clearing  member  of  NSE  and

MCX   Stock    Exchange   Limited   in    currency   segment   of   the   Exchange.   Consequent   to

amalgamation  of SAM  Global  Securities  Limited  (“SAM”) with  the Company,  now the Company is  also  a  trading  member  of  the  Bombay  Stock  Exchange  Limited  (“BSE”)  in  the  capital  market,

trading  and  clearing  member  in  the  futures  and  options  market  and  also  provides  depository participant  services  through  Central  Depository  Services  (India)  Limited  and  National  Securities

Depository  Limited.   Its  wholly  owned  subsidiary,   SMC  Comtrade  is  a  trading  and  clearing

member  of  National  Commodity Exchange  of  India  (“NCDEX”),  Multi  Commodity Exchange  of

India  (“MCX”),  Indian  Commodity  Exchange  Limited  (“ICEX”),  National  Multi  Commodity

Exchange  of  India  Limited  (“NMCE”)  and  NCDEX  Spot  Exchange  &  National  Spot  Exchange

Limited   (“NSEL”)   in   the   commodity   market.   SMC   Comex   International,   DMCC   (“SMC

Comex”),  a  wholly  owned  subsidiary  of  SMC  Comtrade  holds  trading  and  clearing  membership for  Dubai  Gold  Commodity Exchange  (“DGCX”)  and  SMC  Insurance  Brokers  Private  Limited  is

also  wholly  owned  subsidiary  of  SMC  Comtrade  Limited  holds  direct  insurance  broking  license from  IRDA  (Insurance  &  Regulatory  Development  Authority  of  India)  in  the  life  and  non  life insurance.  The  Company  is  a  holding  company  of  SMC  Wealth  Management  Services  which  is engaged  in  the business  of portfolio  management  consultancy.  In  the  year  2008  the Company has also  become  holding  company  of  Moneywise  Financial  Services  Private  Limited,  registered  as

Non- Banking financial Company with  Reserve Bank of India (“RBI") and SMC Capitals Limited,

registered  as  Category I  Merchant  Banker  with  SEBI.  The  Company has  formed  a  wholly  owned

subsidiary,  SMC  ARC  Limited   to enter  into the business  of  asset  reconstruction.  SMC  ARC  is  in

the   process   of  compliance   of  statutory  requirements  and  for   obtaining  necessary  regulatory

approvals to commence the business.

During  the  fiscal  year  2009-10,  SMC  Comtrade has  acquired  trading  and  clearing  membership  of

NSEL and ICEX.

During  the quarter  ended  September  2010,  SMC  Comtrade has  also acquired  trading  and  clearing membership of ACE Derivatives and Commodity Exchange Limited.

The  Company’s  shares  are  listed  on   the  Delhi   Stock  Exchange,   Ludhiana   Stock  Exchange,

Ahmedabad  Stock  Exchange and  Calcutta  Stock  Exchange  in  India.  Consequent  to  amalgamation of  SAM  with  the  Company,  now  the  Company is  also  listed  on  the  Guwahati  Stock  Exchange  in

India.

The  Company engages  in  proprietary transactions  and  offers  a  wide range  of  financial  services  to

meet   client’s   needs   including   brokerage   services,   clearing   member   services,   distribution   of

financial products such  as mutual funds and initial public offerings, wealth  management and other financial services.

2.     Summary of Significant Accounting Policies

Basis of preparation

The  consolidated  financial  statements  include the  accounts  of  SMC  Global  Securities  Limited,  its wholly-owned  subsidiaries  (‘Group’)  and their  equity affiliates.  The statement  of income includes the  results  of  SMC  Comtrade,  SMC  Wealth  Management,  SMC  Capitals,  SMC  ARC,  SMC

Insurance,  SMC  Comex  &  Moneywise  Financial  from  the  date  of  acquisition.  All  significant intercompany  transactions  have  been  eliminated.  The  Group  accounts  for  investments  in  entities

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

that  are not  variable  interest  entities  where  the  Group  owns  a  voting  or  economic  interest  of  20%

to  50%  and/or  for  which  it  has  significant  influence  over  operating  and  financing  decisions  using the equity method of accounting. The Group’s equity in  the profits/(losses) of affiliates is included in  the statements of income unless the carrying amount of an investment is reduced to zero and the

Group  is  under  no  guaranteed  obligation  or  otherwise  committed  to  provide  further  financial support.

The Group consolidates investments in which  it holds, directly or  indirectly, more than  50% of the voting rights or where it exercises control.

Interim financial information

The   accompanying   condensed   consolidated   financial   statements   of   SMC   Global   Securities

Limited  and  its  wholly-owned  subsidiaries  (‘Group’)  for  the  six  months  ended  September  30,

2009 and 2010 are unaudited. In  the opinion  of management, the condensed consolidated financial statements  include  all  adjustments  that  management  considered  necessary  for  a  fair  statement  of its financial position, operating results and cash  flows  for  the interim periods presented. Operating results  and  cash  flows  for  interim  periods  are  not  necessarily  indicative  of  results  for  the  entire year. The Condensed Consolidated Balance Sheet as of March  31, 2010, was derived from audited

financial   statements,   but   does   not   include   all   disclosures   required   by  accounting   principles

generally accepted  ("GAAP")  in  the United  States  of America  for  full  financial  statements.  These financial  statements  should  be read  in  conjunction  with  the audited  financial  statements  and notes thereto for  the year ended March 31, 2010.

Use of Estimates

In  preparing  these  financial  statements,  management  makes  use  of  estimates  concerning  certain assets  and  liabilities  and  disclosure  of  contingent  assets  and  liabilities  at  the  date  of  the  financial statements  and  certain  revenues  and  expenses  during  the  reporting  period.  Estimates,  by  their nature,  are  based  on  judgment  and  available  information.  Therefore,  actual  results  could  differ from  those  estimates  and  could  have  a  material  impact  on  the  financial  statements,  and  it  is possible that such  changes could  occur  in  the near  term. Significant estimates and assumptions are

used  when  accounting  for   certain  items,  such  as  but  not   limited  to,   valuation   of  securities,

allowances  for  uncollectible accounts receivable,  future obligations  under  employee benefit  plans,

useful lives of property and equipment, valuation allowances  for  deferred taxes and contingencies.

Foreign Currency and Convenience Translation

The  accompanying  financial  statements  are  reported  in  Indian  rupee  (“INR”  or  `).  The  Indian rupee  is  the  functional  currency  for  the  Group  and  its  affiliates,  other  than  SMC  Comex.  The functional  currency  of  SMC  Comex  is  its  local  currency  i.e.  AED.  Assets  and  liabilities  of  SMC

Comex  are  translated  at  year-end/quarter-end  rates  of  exchange,  and  income  statement  accounts are  translated  at  weighted  average rates  of  exchange  for  the year/period.  Gains  or  losses  resulting from foreign currency transactions are included in net income.

For   the  convenience  of  the  reader,   the  financial   statements  as  of  and  for   the  period  ended

September  30,  2010  have  been  translated  into  U.S.  dollars  (US$)  at  US$1.00  = `  44.56  based  on the spot exchange as on  September  30, 2010 declared by the Federal Reserve Board, United States of  America.  Such  translation  should  not  be  construed  as  representation  that  the  rupee  amounts have  been  or  could  be  converted  into  U.S.  dollars  at  that  or  any  other  rate,  or  at  all.  The convenience translation is unaudited.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

Revenue Recognition

a) Proprietary Trading

Revenues  from  proprietary  trading  consist  primarily  of  net  trading  income  earned  by  the  Group when trading as principal. Net trading income from proprietary trading represents trading gains net of  trading  losses.  Proprietary revenue  includes  both  realized  and  unrealized  gains  and  losses.  The profit  and  loss  arising  from  all  transactions  entered  into  for  the  account  and  risk  of  the  Group  are recorded on a trade date basis.

Derivative  financial  instruments  are  used  for  trading  purposes  and  carried  at  fair  value.  Market value  for  exchange-traded  derivatives,  principally  futures  and  options  is  based  on  quoted  market prices.  The gains  or  losses  on  derivatives  used  for  trading  purposes  are included  in  revenues  from proprietary  trading.  Purchases  and  sales  of  derivative  financial  instruments  are  recorded  on  trade date. The transactions are recorded on a net basis when the legal right of offset exists.

b) Commission Income

Commission   income   is   recognized   on   trade   date   basis   as   securities   transactions   occur.

Commission income from insurance broking business is recognized on the logging in or placement of  policies  with  the  respective  insurance  company.  The  Group  reports  commission  income  on transactions as revenue on  gross basis and reports commissions paid to sub brokers as commission expense.

c) Distribution Income

The  Group  earns  distribution  income  on  distribution  of  initial  public  offerings,  mutual  funds  and

other   securities  on   behalf  of  the  lead  managers  of  those  offerings,   mutual   funds  and  other

securities.  The Group’s  primary obligation  is  distribution  and  collection  of the subscription  forms through  its  sub-broker  network  for  which  it  is  compensated  by  the  lead  managers.  It  recognizes

distribution   income  net   of  distribution  revenues  attributable  to  sub-brokers  when   significant

obligations have been  fulfilled and the right to recognize revenue has been  established.

d) Portfolio Management and Consultancy Services

The Group renders portfolio management services and management consultancy. It recognizes the fee  income  on  an  accrual  basis  in  accordance  with  the  terms  of  agreement  and  completion  of service.

Securities Transactions

Securities owned consist of securities and derivative instruments used for  trading purposes and for managing  risk  exposure  in  trading  inventory.  Proprietary  security  transactions  are  recorded  on  a trade  date  basis  at  fair  value.  Changes  in  fair  value  of  securities  (i.e.,  unrealized  gains  or  losses)

are recognized as proprietary trading revenues in the current period.

Marketable securities are valued at market value, based  on  quoted market prices and securities not readily marketable are valued at fair value as determined by management.

Investments

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

Equity  securities  held  for  purposes  other  than  trading  which  do  not  have  a  readily  determinable fair  value,  are  accounted  at  cost  or  equity method  of  accounting  subject  to  an  impairment  charge for  any other than temporary decline in value.  The impairment is charged to income statement.  In order to determine whether a decline in  value is other  than  temporary, the Group evaluates, among other  factors,  the duration  and  extent  to which  the value has been  less  than  the carrying  value,  the financial  condition  of  and  business  outlook  for  the  investee,  including  key  operational  and  cash flow  indicators,  current  market  conditions  and  future  trends  in  the  industry  and  the  intent  and ability  of  the  Group  to  retain  the  investment  for  a  period  of  time  sufficient  to  allow  for  any anticipated recovery in value.

Cash and Cash Equivalents

Cash and cash  equivalents consist of cash and highly liquid investments with maturities of 90 days or  less at the date of acquisition.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided over  estimated useful life using the straight-line method. The estimated useful lives of assets are as follows:

Buildings

50 years

Equipment, vehicles and furniture

5 years

Computer hardware

3 years

Satellite equipment (“VSAT”)

10 years

Purchased Intangible Assets

Purchased  intangible assets  are amortized  over  their  useful  lives  unless  these lives  are determined to  be  indefinite.  Purchased  intangible  assets  are  carried  at  cost,  less  accumulated  amortization.

Amortization  is  computed  over  the  estimated  useful  lives  of  three  years  using  the  straight-line method.

Impairment of Long-Lived Assets

Long-lived  assets  and  certain  identifiable  intangible  assets  to  be  held  and  used  are  reviewed  for impairment  whenever  events  or  changes  in  circumstances  indicate  that  the  carrying  amount  of such  assets  may  not  be  recoverable.  Indefinite  lived  intangible  assets  are  tested  annually  for impairment. Determination  of recoverability of long-lived assets and certain identifiable intangible assets is based  on  an  estimate of undiscounted future cash  flows resulting from the use of the asset and  its  eventual  disposition.  Measurement  of  an  impairment  loss  for  long-lived  assets  and  certain identifiable intangible assets that management expects to hold and use is based on  the fair  value of the asset. Long-lived assets and certain  identifiable intangible assets to be disposed  of are reported at the lower  of carrying amount or  fair value less costs to sell.

Receivables and Payables

Customer Receivables and Payables

Customer’s  securities  transactions  are  recorded  on  a  settlement  date  basis.  Receivables  from  and payables  to  customers  include  amounts  due  on  cash  transactions,  including  derivative  contracts

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

transacted  on  behalf  of  the  Group’s  customers.  Securities  owned  by  customers,  including  those that collateralize margin or other similar transactions, are not reflected on  the financial statements.

Brokers-Dealers and Clearing Organizations Receivables and Payables

Amounts   due   from   and   due   to   other   broker-dealers   and   clearing   organizations   include   net

receivables   or   payables   arising   from   unsettled   regular-way   transactions,   failed   settlement

transactions and commissions.

Allowance for Doubtful Accounts

Management  estimates  an  allowance  for  doubtful  accounts  to  reserve  for  potential  losses  from

unsecured   and   partially   secured   customer   accounts   deemed   uncollectible.   The   facts   and

circumstances  surrounding  each  receivable  from  customers  and  the  number  of  shares,  price  and volatility of the underlying collateral are considered by management in determining the allowance.

Management  continually  evaluates  its  receivables  from  customers  for  collectability  and  possible write-off.  The  Group  manages  the  credit  risk  associated  with  its  receivables  from  customers through credit limits and continuous monitoring of collateral.

Membership in Exchanges

Exchange memberships owned by the Group are originally carried at cost. Adjustments to carrying value  are  made  if  the  Group  determines  that  an  “other-than-temporary”  decline  in  value  has occurred.  In  determining  whether  the  value  of  the  exchange  memberships  the  Group  owns  are impaired  (that  is,  fair  market  value  is  below  cost)  and  whether  such  impairment  is  temporary  or other-than-temporary,  the Group  consider  many factors,  including,  but  not  limited  to,  information regarding recent sale and lease prices of exchange memberships, historical trends of sales prices of

memberships,  the  current   condition   of  the  particular   exchange’s  market   structure,   legal   and

regulatory  developments  affecting  the   particular   exchange’s   market   structure,   trends  in   new

listings  on  the  particular  exchange,  general  global  and  national  economic  factors  and  the  Group’s knowledge and judgment of the securities market as a whole.

Advertising Costs

The Group expenses all advertising costs, as incurred.

Employee Benefits

i) Provident Fund

In  accordance  with  Indian  law,  employees  are  entitled  to  receive  benefits  under  the  Provident

Fund,  which  is  a  defined  contribution  plan.  Both  the  employee  and  the  employer  make  monthly contributions to the plan  at a  predetermined rate (presently 12.0%) of the employees’  basic salary.

These contributions  are made to the fund  administered  and managed  by the Government  of India.

The  Group’s  monthly  contributions  are  charged  to  income  in  the  period  they  are  incurred.  The

Group has no further  obligations under the plan beyond its monthly contributions.

ii) Gratuity Plan

The  Group  has  a  defined  benefit  retirement  plan  (the  “Gratuity Plan”)  covering  all  its  employees in  India.  The  Gratuity  Plan  provides  a  lump  sum  payment  to  vested  employees  at  retirement  or

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

termination  of  employment  based  on  the  respective  employee's  salary  and  years  of  employment with the Group.

The Group  provides  for  the Gratuity Plan  on  the basis  of actuarial valuation. All actuarial  gains or losses are expensed off in the year in  which they arise.

The funded status of the Group’s retirement related benefit plan is recognized in the balance sheet.

The  funded  status  is  measured  as  the  difference  between  the  fair  value  of  plan  assets  and  the projected benefit obligation at September  30, the measurement date.

Income Taxes

In accordance with the provisions of SFAS 109, "Accounting for  Income Taxes", income taxes are

accounted   for   under   the   asset   and   liability  method.   Deferred   tax   assets   and   liabilities   are

recognized  for   the  future  tax  consequences  attributable  to  differences  between   the  financial

statements  carrying  amounts  of  existing  assets  and  liabilities  and  their  respective  tax  bases  and operating  loss  carry  forwards.  Deferred  tax  assets  and  liabilities  are  measured  using  enacted  tax rates  expected  to  apply  to  taxable  income  in  the  years  in  which  those  temporary  differences  are expected  to  be recovered  or  settled.  The effect  on  deferred  tax  assets  and liabilities  of a  change in

tax   rates   is   recognized   in   the   statement   of   income   in   the   period   of   enactment.   Based   on

management’s  judgment,  the  measurement  of  deferred  tax  assets  is  reduced,  if  necessary,  by  a valuation  allowance  for  any tax  benefits  for  which  it  is  more  likely  than  not  that  some  portion  or all  of  such  benefits  will  not  be  realized.  Due  to  the  intent  and  the  ability  of  the  Group  to  receive dividends  and/or  to  liquidate  investments  in  a  tax-free  manner,  the  Group  has  not  recorded  a deferred tax liability on  the undistributed earnings of equity accounted associates.

Earnings Per Share

In  accordance  with  the provisions  of  SFAS  128,  "Earnings  Per  Share",  basic earnings  per  share is computed  on  the  basis  of  the  weighted  average  number  of  shares  outstanding  during  the  period.

Now,  the  Company  has  dilutive  securities  and  hence  the  basic  and  diluted  earnings  per  share  are different.

Recent Accounting Pronouncements

In  June  2009,  the  Financial  Accounting  Standards  Board  (“FASB”)  issued  Accounting  Standards

Update   No.   2009-01,   “Generally  Accepted   Accounting  Principles”   (ASC  Topic   105)   which

establishes  the  FASB  Accounting  Standards  Codification  (“the  Codification”  or  “ASC”)  as  the

official  single  source  of  authoritative  U.S.  generally  accepted  accounting  principles.  All  existing

accounting   standards   are   superseded.   All   other   accounting   guidance   not   included   in   the

Codification  will  be  considered  non-authoritative.  The  Codification  also  includes  all  relevant

Securities  and  Exchange  Commission  guidance  organized  using  the  same  topical  structure  in separate sections within the Codification. Following the Codification, the FASB will not issue new

standards  in  the  form   of  Statements,   FASB  Staff  Positions  or   Emerging  Issues  Task  Force

Abstracts. Instead, it will issue Accounting Standards Updates (“ASU”) which  will serve to update the  Codification,  provide  background  information  about  the  guidance  and  provide  the  basis  for conclusions on  the changes to the Codification. The Codification is not intended to change GAAP,

but  it  will  change the way GAAP  is  organized  and  presented.  The Codification  is  effective  for  the

Group’s second quarter  financial statements and the principal impact on the financial statements is

limited   to   disclosures   as   all   future   references   to   authoritative   accounting   literature   will   be

referenced  in  accordance  with  the Codification.  In  order  to ease the transition  to the Codification,

the   Company   is   providing   the   Codification   cross-reference   alongside   the   references   to   the

standards issued and adopted prior to the adoption  of the Codification.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

In  September  2006,  the  FASB  issued  ASC  820-10  (SFAS  No.  157,  “Fair  Value  Measurements”

(“SFAS   157”)).   ASC   820-10   (SFAS   157)   defines   fair   value,   establishes   a   framework   for

measuring  fair  value,  and  enhances  fair  value  measurement  disclosure.  In  February  2008,  the

FASB issued ASC 820-10-15 (FASB Staff Position  (“FSP”) 157-1), ASC 820-10 (“Application  of

FASB  Statement  No.  157”)  removes  certain  leasing  transactions  from  its  scope.  ASC  820-10-55

(FSP  157-2)  delays  the  effective  date  of  ASC  820-10  (SFAS  157)  for  all  nonfinancial  assets  and nonfinancial  liabilities,  except  for  items  that  are  recognized  or  disclosed  at  fair  value  in  the financial  statements  on  a recurring  basis  (at  least annually),  until  the beginning  of the first  quarter

of  fiscal   2010.   The  adoption   of  ASC   820-10  (SFAS   157),   effective   April   1,   2009,   for   all

nonfinancial  assets  and  nonfinancial  liabilities  did  not  have  a  material  impact  on  it’s  results  of operations or financial position.

In  December  2007,  the  FASB  issued  ASC  810-10  (SFAS  No. 160,  “Non  controlling  Interests  in

Consolidated  Financial  Statement—Amendments  of  ARB  No. 51”).  The  standard  changes  the accounting  for  non  controlling  (minority) interests  in  consolidated  financial  statements  including the requirements to classify non  controlling interests as a component of consolidated stockholders’

equity, and the elimination  of “minority interest” accounting in results of  operations with  earnings

attributable  to  non  controlling  interests  reported  as  part  of  consolidated  earnings.   Additionally,

ASC  810-10  (SFAS  160)  revises  the  accounting  for  both  increases  and  decreases  in  a  parent’s controlling  ownership  interest.  The  Group  adopted  ASC  810-10  (SFAS  160)  effective  April  1,

2009.

In  April  2008, the FASB issued  ASC  350-30  (FSP  FAS  142-3,  “Determination  of the  Useful  Life

of  Intangible  Assets”).  ASC  350-30  (FSP  No.  FAS  142-3)  amends  the  factors  that  should  be considered  in  developing  renewal  or  extension  assumptions  used  to  determine  the  useful  life  of  a recognized  intangible  asset  under  ASC  350-10  (SFAS  No.  142  “Goodwill  and  Other  Intangible

Assets”) (“ASC 350-10”). ASC 350-30 (FSP No. FAS 142-3) became effective for  the Group with its  fiscal  year  beginning  April  1,  2009  and  did  not  have  a  significant  impact  on  the  Group’s consolidated financial statements.

In   August   2009,   the   Financial   Accounting   Standards   Board   (“FASB”)   issued   Accounting

Standards  Update (“ASU”)  No.  2009-05,  “Measuring  Liabilities  at Fair  Value”  (“ASU 2009-05”).

The amendments in this ASU apply to all entities that measure liabilities at fair  value and provides clarification  that  in  circumstances  in  which  a  quoted  price  in  an  active  market  for  the  identical liability is  not  available,  an  entity is  required  to  measure  fair  value  using  one  or  more  techniques laid  out  in  this  ASU.  The guidance provided  in  this  ASU  is  effective  for  the first reporting  period

(including  reporting   periods)   beginning   after   issuance.     The   Company  does   not   expect   the

adoption of this ASU to have a material impact on its consolidated financial statements.

3.     Business Combination

The  excess  purchase  price  over  those  fair  values  is  recorded  as  goodwill.  Any  negative  goodwill being the excess of fair  value of the acquired net assets over  cost is initially adjusted in accordance with  SFAS  141R “Business  Combinations”  against  the values  assigned  to specified  assets  and the unadjusted  balance  is  recognized  as  an  extraordinary  gain.  The  fair  value  assigned  to  assets acquired is based on valuations using management's estimates and assumptions.

The company has  subscribed  1,000,000 shares  (Face value of `10)  of its  subsidiary SMC  Capitals

Limited through  fresh  issue as  on  April  1,  2009 after  this allotment the ownership  of the company raised  to 97.18%. The company has also acquired the balance 100,000  shares  (Face value of `  10)

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

of SMC Capitals Limited as on  February 25, 2010, resulting the ownership of 100%. On acquiring this  minority  interest,  company  has  earned  an  extra  ordinary  gain  of `  192  in  the  financial  year

2009-10.

The  company  has  acquired  balance  1,114,650  shares  (Face  value   of    `   10)  of  Moneywise

Financial  Services  Pvt.  Limited  as  on  July 1,  2009  for  a  consideration  of `  22,293/-  resulting  it  a

100%  subsidiary  of  the  company.  On  acquiring  minority  interest,  company  has  earned  an  extra ordinary gain  of ` 13,693 in the financial year 2009-10.

The  Group  allocates  the  purchase  price  of  its  acquisitions  to  the  tangible  assets,  liabilities  and intangible  assets  acquired,  based  on  their  estimated  fair  values.  The  excess  purchase  price  over those  fair  values  is  recorded  as  goodwill.  Any negative  goodwill  being  the  excess  of  fair  value  of the  acquired  net  assets  over  cost  is  initially  adjusted  in  accordance  with  SFAS  141  “Business

Combinations”  against  the  values  assigned  to  specified  assets  and  the  unadjusted  balance  is recognized  as  an  extraordinary  gain.  The  fair  value  assigned  to  assets  acquired  is  based  on valuations using management's estimates and assumptions.

Unaudited pro forma financial information

The  unaudited  financial  information  in  the  table  below  summarizes  the  combined  results  of operations of SMC Global, SMC Comtrade, SMC Capital, SMC Wealth  and Moneywise Financial

on  a  pro  forma  basis,  as  though  the  companies  had  been  combined  as  of  the  beginning  of  each  of the  periods  presented.  The  pro  forma  financial  information  is  presented  for  information  purpose only  and  is  not  indicative  of  the  results  of  operations  that  would  have  been  achieved  if  the acquisition  or  dilution  had  taken  place  at  the  beginning  of  each  of  the  periods  presented.  The  pro forma  financial  information  for  all  periods  presented  also  includes  adjustments  to  depreciation  on acquired property and equipment, amortization  charges from acquired intangible assets.

Six month ended, September 30

2009

2010

2010

US $

Total revenue

1,421,307

1,429,752

32,086

Earnings before extraordinary gain

1,262

(71,934)

(1,615)

Net income

1,262

(71,934)

(1,615)

Earnings per share before extraordinary gain

0.12

(6.87)

(0.15)

Earnings per share

0.12

(6.57)

(0.15)

4.     Deposits with Clearing Organizations and Others

SMC  Global  is  a  member  of  the  clearing  organization  at  which  it  maintains  cash  on  deposits required  for  the  conduct  of  its  day-to-day  clearance  activities.  The  Group  also  maintains  deposits with its bankers as margin for  credit facilities availed.

5.     Receivables from Exchange and Clearing Organizations

As of

March 31,

September     September

2010

30, 2010

30, 2010

US $

Receivable from clearing organizations

126,462

472,575

10,605

Total

126,462

472,575

10,605

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

6.     Securities Owned

Securities consist of trading securities at market values, as follows:

As of

March 31,

September     September

2010

30, 2010

30, 2010

US $

Equity shares

1,751,136

1,268,727

28,472

Total

1,751,136

1,268,727

28,472

7.     Derivatives assets held for trading

These consist of exchange traded futures and options at market values, as follows:

As of

March 31,     September     September

2010

30, 2010

30, 2010

US $

Exchange traded derivatives held for  trading

17,208

143,219

3,214

Total

17,208

143,219

3,214

8.     Other Assets

Other assets consist of:

As of

March 31,     September      September

2010

30, 2010

30, 2010

US $

Advance to BCCL

602,736

572,852

12,855

Prepaid expenses

27,215

25,414

570

Security deposits

59,144

53,468

1,200

Advance tax, net

109,178

87,202

1,957

Others

489,505

1,086,574

24,385

Total

1,287,778

1,825,510

40,967

Advances  to BCCL reflect  the amount  paid as  advance against advertisement  expenses  to Bennett

Coleman  & Co Limited for  the period of five year  ending on April 14, 2013.

Prepaid  expenses  primarily include the un-expired  portion  of annual rentals  paid  for  use  of leased telecommunication lines, insurance premiums and bank guarantee charges.

Security  deposits  primarily  include  deposits  for  telecommunications,  VSAT  and  assets  taken  on operating lease.

Advance tax primarily includes taxes paid to Indian  taxation authorities for  income tax and service tax, net off amount of provision  for  income tax.

Others   primarily   include   advances   paid   for   property   being   taken   on   lease,   connectivity,

advertisement and legal expenses.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

9.     Property and Equipment

Property and equipment consist of:

As of

March     September     September

31, 2010

30, 2010

30, 2010

US $

Land

10,022

10,022

224

Building

64,637

64,637

1,451

Equipment

95,396

101,730

2,283

Furniture and Fixture

167,659

170,499

3,826

Computer Hardware

255,750

265,467

5,958

Vehicle

27,516

30,648

688

Satellite Equipment

36,175

36,665

823

Total property and equipment

657,155

679,668

15,253

Less: Accumulated depreciation

281,420

340,053

7,631

Total property and equipment, net

375,735

339,615

7,622

Depreciation  expense amounted to ` 29,660 and ` 61,467 for the three and six months ended

September  30, 2010 respectively. Depreciation expense amounted to ` 23,480 and ` 44,761 for the three and six months ended September  30, 2009 respectively.

Property and equipment includes following assets under capital lease:

As of

March     September     September

31, 2010

30, 2010

30, 2010

US $

Vehicle

4,775

8,790

198

Total leased property and equipment

4,775

8,790

198

Less: Accumulated depreciation

915

1,725

38

Total leased property and equipment, net

3,860

7,065

160

10.   Intangible Assets

Intangible assets consist of:

As of

March     September      September

31, 2010

30, 2010

30, 2010

US $

Intangible assets subject to amortization

Software

115,105

124,887

2,803

Customer relationship

7,500

7,500

168

Intangible assets not subject to amortization

Goodwill

1,500

1,500

34

Membership in exchanges

30,174

65,109

1,461

Total intangible assets

154,279

198,996

4,466

Less: Accumulated amortization

79,197

92,160

2,068

Total intangible assets, net

75,082

106,836

2,398

Amortization  expense  amounted  to  `  5,559  and  `  12,963  for  the  three  and  six  months  ended

September  30, 2010 respectively.  Amortization  expense amounted  to ` 7,431 and `  13,456  for  the three and six months ended September  30, 2009 respectively.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

11.   Investments

Investments consist of:

As of

March     September     September

31, 2010

30, 2010

30, 2010

US $

Investments accounted for  by equity method

170,440

169,205

3,798

Trading Investment

372,671

161,734

3,630

Other investment

43,306

90,161

2,022

Total

586,417

421,100

9,450

As  part  of  its  corporate  strategy  and  in  the  normal  course  of  its  business,  the  Group  makes investments  in  the  equity  of  companies  which  are  engaged  in  businesses  similar  to  Group’s  core business.

SMC  Global  holds  49,000  shares,  representing  40%  interest  in  Trackon  Telematics  Pvt.  Ltd.  The

Group  accounts  for   its  investment  in  Trackon  Telematics  Pvt.   Ltd.  under  equity  method  of

accounting. The carrying amount of equity investments without readily determinable market value is ` 13,704 as of September  30, 2010.

The  group  has  entered  into  the  business  of  asset  management  along  with  Sanlam  Investment

Management   Company  Limited   through   equity  participation.   The   Company  has   invested  `

159,900  to  acquire  15,990,000  equity  shares  of  Sanlam  Investment  Management  (India)  Limited

representing   39%   interest.   The   Group   accounts   for   its   investment   in   Sanlam   Investment

Management  (India)  Limited  under  equity  method  of  accounting.  The  carrying  amount  of  equity investments  without  readily  determinable  market  value  is  `  151,580  as  of  September  30,  2010.

Further,  the  Company  has  invested  `  3,900  to  acquire  390,000  equity  shares  of  Sanlam  Trustee

Company  (India)  Limited  representing  39%  interest.  The  Group  accounts  for  its  investment  in

Sanlam  Trustee  Company  (India)  Limited  under  equity  method  of  accounting.  The  carrying

amount   of   equity  investments   without   readily  determinable   market   value   is  `   3,921   as   of

September  30, 2010.

Trading  investment  as  of  September  30,  2010  `  161,734  includes  investment  in  shares,  mutual fund and derivatives and include net unrealized gain/(loss).

12.   Overdrafts and Long Term Debt

Bank Overdrafts

The  Group’s  debt  financing  is  generally  obtained  through  the  use  of  overdraft  facilities  from banks.  The  interest  rates  on  such  borrowings  reflect  market  rates  of  interest  at  the  time  of  the transactions. The balance of these facilities was ` 1,021,815 and ` 1,104,614 as of March  31, 2010

and  September  30,  2010,  respectively,  at  average  effective  interest  rates  of  8.73%  and  7.31%,

respectively.   Deposits  have been  pledged  by the Group  with  bankers  to secure these debts.  These deposits  are  classified  in  the  balance  sheet  under  “Deposits  with  clearing  organizations  and others”.

Book Overdraft

Book  overdrafts  were  `  138,526  and  `  967,433  at  March  31,  2010  and  September  30,  2010,

respectively.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

Long Term Debt

Long  term  debt  outstanding  comprises  of  loans  taken  against  vehicles  and  movable  assets.  The

long  term   debt   was  `     2,642  and  `  529,865  at   March  31,   2010  and  September   30,  2010,

respectively,  at  average  effective  interest rates  of  9.6%  and  12.59%, respectively.  Long  term  debt is secured by hypothecation of vehicles, movable assets and pledge of promoter’s shares.

13.   Net Capital Requirements

The  Group  is  subject  to  regulations  of  SEBI  and  stock  exchanges,  which  specifies  minimum  net capital  requirements.  The net  capital  for  this  purpose  is  computed  on  the  basis  of  the  information contained  in  Company’s  statutory  books  and  records  kept  under  accounting  principles  generally accepted in local jurisdiction. The Company submits periodic reports to the regulators.

SMC Global is subject to regulations of SEBI, NSE and BSE in India. The Company is required to maintain  net  capital  of  `  100,000  in  NSE  and  `  30,000  in  BSE.  As  of  March  31,  2010  and

September  30,  2010,  the  net  capital  as  calculated  in  the  periodic  reports  was  `  1,147,891  and

` 1,136,197, which was in excess of its net capital requirement.

SMC  Comtrade  is  subject  to  regulations  of  MCX,  NCDEX,  ICEX,  NMCE/  NCDEX  (Spot)  and

NSEL in  India, which  specifies  minimum net capital requirements of `  70,000 in  aggregate. As of

March 31, 2010 and September 30, 2010, the net capital as calculated in the periodic reports was `

442,617 and ` 553,285, which was in excess of its net capital requirement.

SMC  Comex  is  subject  to  regulations  of  DGCX  in  Dubai.  The  Company  is  required  to  maintain net  capital  of  USD  350  thousand  which  is  equivalent  to  `  16,244.  As  of  March  31,  2010  and

September  30,  2010,  the  net  capital  as  calculated  in  the  periodic  reports  was  `  16,324  and  `

29,328, which  was in  excess of its net capital requirement.

SMC  Capital  is  subject  to  regulations  of  SEBI  in  India.  The Company is  required  to  maintain  net capital of ` 50,000. As of March  31, 2010 and September  30, 2010, the net capital as calculated in the periodic reports was ` 62,209 and ` 63,414, which was in excess of its net capital requirement.

14.   Exchange, Clearing and Brokerage fees

As per  regulations in  India, specified securities transactions are liable for  securities transaction  tax

(“STT”).  Until  March  31,  2008,  under  the  Indian  Income  Tax  Act,  the  Company  can  set-off  the

amount  paid  for  STT  towards  its  liability  for  taxes  on  income  arising  from  taxable  securities transactions.  By  the  amendment  in  Indian  Finance  Act  2008,  STT  has  been  allowed  as  business expenses  from  the  fiscal  year  2008-09  and  thereafter  STT  charged  as  expense  amounted  to  `

492,296  and `  167,618  for  the  year  ended  March  31,  2010  and  six  months  ended  September  30,

2010 respectively.

15.   Payable to Broker Dealers and Clearing Organizations

As of

March 31,

September

September

2010

30, 2010

30, 2010

US $

Payable to clearing organizations

29,224

3,607

81

Commission payable

8,522

83,691

1,878

Total

37,746

87,298

1,959

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

16.   Accounts Payable, Accrued Expenses and Other Liabilities

As of

March 31,

September

September

2010

30, 2010

30, 2010

US $

Security deposits

25,974

25,956

582

Accrued expenses

95,952

191,252

4,292

Other liabilities

20,924

57,811

1,297

Provision  for  gratuity

16,599

20,772

466

Salary payable

44,913

45,378

1,018

Other Liabilities

14,798

545,826

12,251

Total

219,160

886,995

19,906

Security  deposits  primarily  include  deposits  taken  from  sub-brokers  for  satellite  equipment  and deposits from employees.

Other  liabilities  primarily  include  statutory  liabilities  payable  to  Indian  tax  authorities  and  other staff welfare funds.

Other  Liabilities  primarily  include  revenue  received  in  advance,  provision  for  leave  encashment and temporary finance for  IPO from a financing company.

17.   Distribution Income

The net distribution income comprises of:

Quarter ended September 30,

September

September      September

30, 2009

30, 2010

30, 2010

US $

Gross distribution revenue

42,655

52,493

1,178

Less: Distribution revenues attributable to sub-

32,246

34,851

782

brokers

Net distribution income

10,409

17,642

396

Six months ended September 30,

September

September      September

30, 2009

30, 2010

30, 2010

US $

Gross distribution revenue

62,845

106,842

2,397

Less: Distribution revenues attributable to sub-

46,054

73,385

1,646

brokers

Net distribution income

16,791

33,457

751

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

18.   Employee benefits

The Gratuity Plan

Net gratuity cost for  the three months ended September 30, 2009 and 2010 comprises the following components:

Quarter ended September 30,

2009

2010

2010

US $

Service cost

586

1,805

41

Interest cost

8,030

196

4

Amortization

(5,515)

(59)

(1)

Net gratuity costs

3,101

1,942

44

Six months ended September 30,

2009

2010

2010

US $

Service cost

1,961

4,068

91

Interest cost

8,194

394

9

Amortization

(6,360)

(117)

(3)

Net gratuity costs

3,795

4,345

97

The Group has contributed ` Nil and ` Nil in the three and six months ended September  30, 2010 and expects to contribute approximately ` 7,400 to the gratuity trust during the remainder of fiscal year  2010-11.

Provident Fund

The Company’s  contribution  towards  the provident  fund  amounted  to `  3,308  and `  8,688  for  the three and six months ended September  30, 2010 respectively.

The Company’s  contribution  towards  the provident  fund  amounted  to `  2,424  and `  4,426  for  the three and six months ended September  30, 2009 respectively.

19.   Income Taxes

The  effective  tax  rate  was  33.22%  and  33.22%  for  the  three and  six  months  ended  September  30,

2010  respectively.  The  effective  tax  rate  was  33.99%  and  33.99%  for  the  three  and  six  months ended September 30, 2009 respectively.

The  Group’s  major  tax  jurisdiction  is  India.  In  India,  the  assessment  is  not  yet  completed  for  the

financial  year  2008-09  and  onwards.    The  Group  continues  to  recognize  interest  and  penalties related to income tax matters as part of the income tax provision.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

20.   Collateral and Significant Covenants

The  Group  has  provided  its  assets  as  collateral  for  credit  facilities  availed  from  banks  and  for margin requirements with  exchanges. Amounts that the Group has pledged as collateral, which  are not reclassified and reported separately, consist of the following:

As of

March 31,      September      September

2010

30, 2010

30, 2010

US $

Fixed deposits

1,301,329

2,132,952

47,866

Securities owned

960,062

405,018

9,089

Total

2,261,391

2,537,970

56,955

The  fixed  deposits  are  classified  in  the  balance  sheet  under  “Deposits  with  clearing  organizations and others”.

State  Bank  of  Bikaner  and  Jaipur,  one  of  the  bankers  to  the  Group,  has  created  first  pari-passu charge over  the current  assets  of SMC  Group  (‘Group’), as a  security for  credit  facilities  provided to the Group.

Dena  Bank,  one of the bankers  to the Group, has  created  charge over  goods,  book  debts,  movable assets, for  credit facilities provided to the Group.

The  Federal  Bank  Limited,  one  of  the  bankers  to  the  Group,  has  created  charge  over  Term

Deposit for  credit facilities provided to the Group.

The Company has obtained overdraft facility against pledge of shares from Kotak Mahindra Bank,

Kotak  Mahindra  Prime  Ltd,  Morgan  Stanley,  Citi  Bank  and  HDFC  Bank.  The  Company  has

obtained overdraft facility against pledge of Term Deposits from HDFC Bank.

The Company has taken term loan amounting of ` 525,000 repayable in 36 months.

SMC Global has executed an undertaking in  favour  of Yes Bank, one of the bankers to the Group,

agreeing to continue to maintain more than 26.0% holding in SMC Comtrade.

21.   Concentration

The following table gives details in respect of percentage of commission income generated from top two, five and ten customers:

Quarter ended September 30,

2009

2010

(in %)

Revenue from top two customers

2.10

1.53

Revenue from top five customers

7.59

3.01

Revenue from top ten  customers

11.14

4.53

Six months ended September 30,

2009

2010

(in %)

Revenue from top two customers

1.91

1.58

Revenue from top five customers

3.31

2.99

Revenue from top ten  customers

4.84

4.46

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

22.   Segment

The Group follows the provisions of SFAS  131 “Disclosures about Segments of an  Enterprise and

Related   Information”.   SFAS   131   establishes   standards   for   reporting   information   regarding

operating  segments  in  annual  financial  statements  and  requires  selected  information  for  those segments to be presented in interim financial reports issued to stockholders.

The  Group  has  recognized  the  following  segments  on  the  basis  of  Business  activities  carried  on

(including  by  its  subsidiaries),  in  respect  of  which  financial  statements  are  consolidated  with  the financial statements of the Company.

The accounting  policies  of  the segments  are the same as  those described  in  note 2  –  Summary of

Significant  Accounting  Policies.  Revenues  and  expenses  are  directly  attributable  to  segments.

Management evaluates performance based on  stand-alone revenues and earnings after taxes for  the companies in Group. The Group’s operations and customers are primarily based in  India.

Quarter ended September 30,

2010

Capital and

derivatives

Commodities

Insurance

Wealth

NBFC

Merchant

markets

Management

Services

Banking

ARC

Elimination

Total

US $

Revenue  from external customer

excluding interest income

438,779

148,218

68,473

20,743

531

3,941

(2,330)

(9,560)

668,795

15,009

Earnings after taxes

2,542

11,283

(24,961)

(30,943)

898

(8,393)

(1,824)

-

(51,398)

(1,152)

Total assets

9,677,443

1,058,600

264,184

485,151

785,947

69,249

29,139

(1,975,978)

10,393,735

233,253

Quarter ended September 30,

2009

Capital and

derivatives

Commodities

Insurance

Wealth

NBFC

Merchant

markets

Management

Services

Banking

ARC

Elimination

Total

US $

Revenue  from external customer

excluding interest income

533,274

61,521

61,988

8,104

9,954

2,804

-

-

677,645

14,091

Earnings after taxes

26,832

11,677

(32,040)

(7,837)

9,663

(3,447)

438

-

5,286

110

Total assets

6,926,691

783,092

205,202

573,407

525,447

58,184

25,635

(1,406,985)

7,690,673

159,922

Six months ended September 30,

2010

Capital and

derivatives

Commodities

Insurance

Wealth

NBFC

Merchant

markets

Management

Services

Banking

ARC

Elimination

Total

US $

Revenue  from external customer

excluding interest income

876,341

252,348

149,378

38,113

(2,968)

13,447

(1,495)

(12,858)

1,312,306

29,450

Earnings after taxes

(10,301)

22,133

(42,900)

(56,498)

(1,003)

(8,794)

(1,585)

-

(98,948)

(2,221)

Total assets

9,677,443

1,058,600

264,184

485,151

785,947

69,249

29,139

(1,975,978)

10,393,735

233,253

Six monthsended September 30,

2009

Capital and

derivatives

Commodities

Insurance

Wealth

NBFC

Merchant

markets

Management

Services

Banking

ARC

Elimination

Total

US $

Revenue  from external customer

excluding interest income

1,050,153

119,725

95,890

9,559

19,582

4,341

-

-

1,299,250

27,017

Earnings after taxes

66,603

10,143

(71,292)

(16,312)

16,514

(11,004)

438

-

(4,910)

(102)

Total assets

6,926,691

783,092

205,202

573,407

525,447

58,184

25,635

(1,406,985)

7,690,673

159,922

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

23.   Commitments and Contingent Liabilities

a)  Operating Leases

SMC  Global  has  certain  operating leases  for  office premises.  Rental  expenses  for  operating leases are accounted for  on a straight line method. Rental expense amounted to ` 41,787 and ` 80,267 for the  three  and  six  months  ended  September  30,  2010  respectively.  Rental  expense  amounted  to `

27,689  and `  60,425  for  the  three  and  six  months  ended  September  30,  2009  respectively.  There are no non-cancelable lease arrangements.

b) Guarantees

As  of  March  31,  2010  and  September  30,  2010,  guarantees  of `  2,835,275  and  `  1,858,525  are provided  by  various  banks  to  exchange  clearing  houses  and  sale  tax  authorities  for  the  Group,  in the ordinary course of  business,  as a  security for  due performance and fulfillment  by the Group  of its commitments and obligations.

The  initial  term  of  these  guarantees  is  generally  for  a  period  of  12  to  15  months.  The  bankers charge commission  as  consideration  to issue the guarantees.  The commission  charged  generally is in  the  range  of  1.0%  to  1.25%  of  the  guarantee  amount.  The  Group  recognizes  commission expense  over  the  period  of  the  guarantee  and  classify  in  the  income  statement  under  ‘interest expense’.  The  unamortized  commission  expense  is  included  in  prepaid  expenses  and  classified  in the balance sheet  under  “other  assets”. The potential requirement  for  the Group  to make payments under  these  agreements  is  remote.  Thus,  no  liability  has  been  recognized  for  these  transactions.

The  fair  value  of  the  guarantees  is  considered  to  be  insignificant  given  the  risk  of  loss  on  such guarantees at the date of its inception  and, therefore, no amount was recognized towards fair  value of guarantees given in the financial statements on the inception  date.

c) Litigation

The Group  is involved,  from  time to time,  in  investigations and  proceedings  by governmental and regulatory agencies,  certain  of  which  may result  in  adverse  judgments,  fines  or  penalties.  Factors considered  by  management  in  estimating  the  Group’s  reserves  for  these  matters  are  the  merits  of the claims,  the total  cost  of defending  the litigation,  the likelihood  of a  successful  defense against the claims, and the potential for  fines and penalties from regulatory agencies. As litigation  and the

resolution  of  regulatory  matters  are  inherently  unpredictable,   the  Group  cannot   predict   with

certainty  the  ultimate  loss  or  range  of  loss  related  to  matters  where  there  is  only  a  reasonable possibility that a  loss  may be incurred. The Group  believes,  based  on  current  knowledge and after consultation  with  legal  counsel,  that  the  resolution  of  loss  contingencies  will  not  have  a  material adverse effect on the financial statements of the Group.

Show Cause Notice No. ISD/SR/AS/ASR/SCN/195644/2010 dated Feb 18, 2010

SEBI   appointed   an   adjudicating   officer   to   inquire   into   and   adjudge   under   SEBI   Act   and

Regulations  in  the  trading  of  scrip  of  Vipul  Ltd  against  SAM  Global  Securities  Ltd.  SEBI  has alleged that SAM Global executed structured trades in  the said scrip on  behalf of its clients. (SAM

Global  Securities  Limited  has  merged  with  SMC  Global  Securities  Limited  vide  the  order  of  the

Hon’ble High Court of Delhi dated 26-02-2009.)

The above mentioned  Show Cause Notice No. ISD/SR/AS/ASR/SCN/195644/2010 dated Feb 18,

2010    has  been  disposed  off  by  the  adjudicating  officer,  appointed  by SEBI  vide  its  adjudication order No. AJS/AO/03/2010 dated 16th September 2010.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(```` in thousands, except per share data)

Show Cause Notice No. EAD-4/ENQ/PKB/EIF-13/OW/22480/2010 dated Oct 6, 2010

On  default  of  a  few  trading  members  on  the  historic  downfall  of  Indian  Stock  Market  in  2008,

under  Regulations  25  of  SEBI  (Intermediaries)  Regulations,  2008  SEBI  initiated  inspection  of margins  and  clearing  operations  and  thereafter  issued  above  mentioned  show-cause  notice  on

06.10.2010 to enquire into the possible violations of the provisions of law, by SMC.

The reply is under preparation and would be submitted before the due date.

Note: Except the above show cause notice, all the inquiry and investigation matters initiated by the

SEBI has been  closed / disposed off in terms of consent orders of different dates.

24.   Subsequent Events

The Company has issued  467,371  warrants  @ ` 265  per  warrant  convertible into equal number  of shares,  amounting  in  aggregate  to  5%  of  post  conversion  equity,  on  exercise  of  option  to  convert by  SIM  on  further  payment  of `  2,388  per  share,  through  private  placement  on  preferential  basis.

The  last  date  for  warrant  conversion  has  been  extended  from  31st  August  2010  to  30th  November

2010.

The Company has  invested  a  sum  of `  150,000 in 15,00,000 equity shares  of `  10/-  Each  of SMC

Comtrade  Limited  (a  wholly  owned  subsidiary),  allotted   on  1st  November,  2010  at  premium  of `

90 each  share.